UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 18, 2016

PARK ELECTROCHEMICAL CORP.
(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (631) 465-3600

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

Item 5.03(a).	Amendments to By-Laws.

On October 18, 2016 and effective immediately, the Board of Directors of Park Electrochemical Corp. (the “Company”) amended and restated the Company’s By-Laws (the “Prior By-Laws”) primarily to: (i) implement a plurality standard for contested director elections; (ii) clarify the timing of, and specify additional information required in connection with, the nomination of directors and the proposal of other business by shareholders; (iii) reduce the minimum number of directors from five to three; and (iv) add an exclusive forum provision for the adjudication of specified disputes. The amended and restated By-Laws (the “Amended and Restated By-Laws”) also include technical changes made to conform to current Business Corporation Law of the State of New York, as well as other conforming changes, clarifications and enhancements generally.

The following paragraphs summarize the changes made by the Amended and Restated By-Laws.

Director Elections

Consistent with the Prior By-Laws, the Amended and Restated By-Laws provide that in uncontested director elections, director nominees are elected to the Board of Directors by a majority of the votes cast by the holders of shares entitled to vote. The Amended and Restated By-Laws provide that a nominee who does not receive a majority of the votes cast shall not be elected. The Amended and Restated By-Laws also provide that if the number of director nominees exceeds the number of directors to be elected, director1 nominees are elected to the Board of Directors by a plurality of the votes cast by the holders of shares entitled to vote.

Advance Notice Provisions

The amendments to the advance notice provisions in the Amended and Restated By-Laws are intended to better assure that shareholders and the Company have a reasonable opportunity to consider nominations and other business proposed to be brought before a meeting of shareholders and to allow for full information to be considered by the Board of Directors and shareholders.

Among other things, the Amended and Restated By-Laws:

●

Revise the timing of a shareholder’s notice of director nominations or other business at an annual meeting in the event that the date of the current year’s annual meeting is not within 30 days before or after the first anniversary of the preceding year’s annual meeting. In such event, to be timely, notice by the shareholder must be delivered not later than the close of business on the 90th day (or, if the first public announcement of the date of such meeting is made less than 100 days prior to such meeting, then as of the close of business on the 10th day following the day on which such public announcement is first made by the Company) nor earlier than the 120th day prior to such current year’s annual meeting.

●

Clarify the additional time provided for a shareholder’s notice for an annual meeting in the limited case of an increase in the number of directors to be elected without the requisite public announcement by the Company at least 100 days prior to the first anniversary of the preceding year’s annual meeting.

●

Revise the timing of a shareholder’s notice of director nominations at a special meeting to not later than the close of business on the 90th day (or, if the first public announcement of the date of such meeting and the nominees proposed by the Board of Directors to be elected at such meeting is made less than 100 days prior to such meeting, then as of the close of business on the 10th day following the day on which such public announcement is first made) nor earlier than the 120th day prior to such special meeting.

●	Require additional information to be provided in the shareholder’s advance notice in connection with director nominations or proposed other business:

●

Require that a shareholder nominating a person for election as a director provide certain information to enable the Company to determine whether the proposed nominee qualifies as an independent director and otherwise is in compliance with the Company’s policies and guidelines applicable to directors;

●

Require a shareholder and beneficial owner(s), if any, on whose behalf the action is being made to disclose additional information regarding such persons’ interest in the matters being proposed, arrangements between the persons proposing such action, the interests of such persons and related persons in the Company’s stock, including disclosure of agreements that involve hedging, short positions and similar arrangements and agreements that involve acquiring, voting, holding or disposing of the Company’s stock, and whether such persons intend to solicit proxies in support of the proposed business or nominee; and

●

Require information in the advance notice to be updated and supplemented so that such information is true and correct as of the record date and within 15 days prior to the applicable meeting or any adjournment or postponement thereof.

●	Define and otherwise clarify the scope and meaning of certain terms, including public announcement and beneficial owner.

●	Clarify that adjournments or postponements of a shareholders’ meeting do not commence a new time period for the giving of a shareholder’s advance notice of director nominations or other business.

●

Explicitly provide that the advance notice procedures set forth in the By-Laws are the exclusive means for a shareholder to submit business proposals or director nominations at annual and special meetings, as applicable, other than proposals properly brought under Rule 14a-8 of the Securities and Exchange Act of 1934, as amended, and included in the Company’s notice of meeting.

●	Provide greater clarity regarding the Company’s authority to address non-compliance with the notice requirements.

Number of Directors

The Prior By-Laws required that the Board of Directors consist of between five and 15 directors and authorized the Board of Directors to fix the exact number of directors by resolution from time to time. The Amended and Restated By-Laws require a minimum of three (as opposed to five) directors and clarify that the resolution of the Board of Directors fixing the exact number of directors must be adopted by a majority of the entire Board of Directors (i.e., the total number of directors which the Company would have if there were no vacancies).

Exclusive Forum

The Amended and Restated By-Laws provide that, unless the Company consents to the selection of an alternative forum, a state or federal court located within the State of New York is the sole and exclusive forum for each of the following: (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim against the Company arising pursuant to any provision of the Business Corporation Law of the State of New York or the Company’s Certificate of Incorporation or By-Laws (in each case, as amended from time to time), or (d) any action asserting a claim against the Company or any director, officer or other employee of the Company governed by the internal affairs doctrine.

The foregoing summary is qualified in its entirety by reference to the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2 (marked to show changes to the Prior By-Laws) and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1 Amended and Restated By-Laws

3.2 Amended and Restated By-Laws marked to show changes to Prior By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: October 20, 2016	By:	/s/ Stephen E. Gilhuley
	Name:	Stephen E. Gilhuley
	Title:	Executive Vice President-Administration and Secretary

EXHIBIT INDEX

Number Exhibit	Description	Page

3.1	Amended and Restated By-Laws	8

3.2	Amended and Restated By-Laws marked to show changes to Prior By-Laws	20